July 14 2010

 VIA EDGAR
US Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC  20549

Re:           Z-Seven Fund, Inc.
File Nos. 811-03877 and 333-141200
Definitive Proxy Statement

Ladies and Gentlemen:

On behalf of Z-Seven Fund, Inc. (the “Fund”), transmitted herewith for filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 (the “1934 Act”) is the Definitive Proxy Statement to be used in connection with a special meeting of the shareholders of the Fund to be held on August 10, 2010 (the “Special Meeting”).  This Definitive Proxy Statement consists of a notice of meeting, the proxy statement and form of proxy.  This information, including the Proxy Statement, will be mailed to the Fund’s shareholders on or about July 14, 2010.

The sole matter to be considered at the Special Meeting will be the election of three (3) persons to serve as  Directors on the Fund's Board of Directors.  To the best of the Fund's knowledge, information and belief, no matters exist that require consideration at the Special Meeting other than the election of Directors.  Accordingly, pursuant to Rule 14a-6(a)(1) under the 1934 Act, the Fund is not required to file a preliminary proxy for Commission review.

Please direct any questions or comments regarding the foregoing to me at (866) 862-1719.

Sincerely,
DAVID D. JONES, Esq.

SCHEDULE 14A  INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES  EXCHANGE ACT OF 1934

Filed by the registrant                                                                 /X/
Filed by a party other than the registrant                                /   /
Check the appropriate box:

/  /           Preliminary proxy statement
/  /           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/           Definitive proxy statement
/  /           Definitive additional materials
/  /           Soliciting material under  Section 240.14a-12

Z-SEVEN FUND, INC.
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(Name of Registrant as Specified in its Charter)

NOT APPLICABLE
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
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2.	Aggregate number of securities to which transaction applies:
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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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4.	Proposed maximum aggregate value of transaction:
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5.	Total fee paid:
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[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
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2.	Form, Schedule or Registration Statement No.:
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4.	Date Filed:
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Z-SEVEN FUND, INC.
1819 South Dobson Road, Suite 114
Mesa, AZ  85202
Toll Free:  800-651-8228

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 10, 2010

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 10, 2010.  The Notice of Special Meeting and Proxy Statement are Available at www.ccofva.com.

To the shareholders of  the Z-Seven Fund, Inc.:

Z-Seven Fund, Inc. (the “Fund”), a Maryland corporation operating as a registered management investment company, is holding a special meeting (the “Special Meeting”) of its shareholders on Tuesday, August 10, 2010 at 10:00 a.m., Eastern Time.  The meeting will be held at the offices of the Fund’s Administrator, Commonwealth Shareholder Services, located at 8730 Stony Point Parkway, Suite 205, Richmond, VA  23235.

The Special Meeting is being held for the purpose of electing three (3) Directors to fill vacancies of the  Board of Directors of the Fund.  This matter is discussed in detail in the proxy statement enclosed with this notice.

The Fund has fixed the close of business June 25, 2010 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.  Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held.  You are cordially invited to attend the Special Meeting.  For directions you may contact the Fund’s administrator at (800) 651-8228.  If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile.  It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided.  As always, we thank you for your confidence and support.

By Order of the Fund,

/s/ Barry Ziskin
BARRY ZISKIN
President
July 14, 2010

Z-SEVEN FUND, INC.
1819 South Dobson Road, Suite 114
Mesa, AZ  85202
Toll Free:  800-651-8228

PROXY STATEMENT
Dated July 14, 2010

SPECIAL MEETING OF SHAREHOLDERS
To be Held on August 10, 2010

Introduction

Z-Seven Fund, Inc. (the “Fund”) has called a special meeting (the “Special Meeting”) of all shareholders in order to seek shareholder approval of a single proposal relating to the Fund.  The meeting will be held at the offices of the Fund’s Administrator, Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA  23235, at 10:00 a.m., Eastern Time, on Tuesday, August 10, 2010.  This proxy statement and form of proxy are being mailed to shareholders of record on or about July 14, 2010.  If you expect to attend the Special Meeting in person, please call the Fund at 1-800-651-8228 to inform them of your intentions.

Item For Consideration

The Fund's Board of Directors is asking you to approve a single proposal, the election of three (3) persons to serve as Directors on the Board of Directors (the “Board”) of the Fund.

Who May Vote

All shareholders of the Fund who own shares as of the close of business on June 25, 2010 (the “Record Date”) are entitled to vote on the proposal.  Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.  As of the Record Date, the Fund had 263,531.62 shares of beneficial interest outstanding and entitled to be voted.

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Fund in the envelope provided, or fax it back to the Fund at 804-330-5809.  The Fund urges you to fill out and return your proxy card even if you plan to attend the Special Meeting.  Returning your proxy card will not affect your right to attend the Special Meeting and vote.

The Fund has named David D. Jones and Karen M. Shupe as proxies, and their names appear on your proxy card(s).  By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting.  If you properly fill in your proxy card and return it to the Fund in time to vote, one of the appointed proxies will vote your shares as you have directed.  If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposal as recommended by the Fund’s investment adviser.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment.  At the time this proxy statement was printed, the Fund was not aware of any other matter that needed to be acted upon at the Special Meeting other than the sole proposal discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by (i) sending in another proxy with a later date, (ii) notifying the Fund’s Secretary in writing that you have revoked your proxy prior to the Special Meeting, at the following address:  Ms. Lauren Jones, 8730 Stony Point Parkway, Suite 205, Richmond, VA  23235, or (iii) attending the Special Meeting and voting in person.

Voting in Person

If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive.  If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting.  If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Recommendation

The proxy is solicited on behalf of the Fund by the Fund's current Board of Directors, all of which recommend a vote "For All" the nominees described in this proxy statement.

Requirement of a Quorum and Vote Needed to Elect Directors

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Fund to hold a valid shareholder meeting.  The Fund cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy.  The Fund’s Articles of Incorporation requires that the presence, in person or by proxy, of a majority of the shares entitled to vote on a matter shall constitute a quorum, unless a larger number of shares is required pursuant to law.  For this Special Meeting, a majority of the outstanding shares of the Fund, in the aggregate, as of the Record Date, is required for a quorum.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is allowed to vote your shares on the election of Directors even if it has not received voting instructions from you.  Broker non-votes and abstentions with respect to the proposal count as present solely for purposes of establishing a quorum, but will not count as votes against each nominee.

Assuming a quorum of shareholders is present at the Special Meeting, the affirmative vote of a plurality of the votes cast for each nominee is required in order for the nominee to be elected as a Director.  This means that, assuming a quorum is present, the three persons who receive the most votes will be elected as Directors, even if none of those persons receives an outright majority of votes.  In an uncontested election of Directors, as appears to be the case here, the plurality requirement is not a factor.

Adjournments

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Meeting.  Signed proxies that have been returned to the Fund without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Costs of the Special Meeting

The Fund is paying the costs of the shareholder meeting, proxy solicitation, and any adjournments.

Additional Information

At your request, the Fund will send you a free copy of its most recent audited annual report, and the most recent subsequent semi-annual report, if any.  Please call the Fund at 1-800-651-8228 or write to 8730 Stony Point Parkway, Suite 205, Richmond, VA  23235 to request an annual and/or semi-annual report, or with any questions you may have relating to this proxy statement.

PROPOSAL: ELECTION OF THREE DIRECTORS TO THE BOARD

Who are the Directors and Nominees for Director?

The current Board, comprised of Barry Ziskin and Rochelle Ziskin, has approved the nomination of Janie G. Hueston, Henry Reizes, and David I. Goode, each to serve as a Director until his/her successor has been elected and duly qualified.

Each nominee is being proposed as a Director to the Fund for the first time and does not hold any other position with the Fund.  No nominee is a party adverse to the Fund or any of its affiliates in any material legal proceeding, nor does any nominee have a materially adverse interest to the Fund.  Each nominee has consented to serve if elected.  The following table sets forth information concerning each nominee and current Director.

All of the Director nominees are considered to be “disinterested” or “independent” persons of the Fund, as that term is defined in the Investment Company Act of 1940, meaning that they have no direct affiliation with the Fund, the investment adviser, any sub-advisers, or any other service providers to the Fund.

Information concerning the Director nominees:
Name, Address and Age:	Janie G. Hueston 1819 South Dobson Road, Suite 114, Mesa, AZ 85202 56 years old
Position(s) Held with the Fund:	Independent Director
Term of Office and Length of Time Served:	Indefinite Ms. Hueston was appointed to the Board on June 22, 2010. She is standing of election for the first time.
Principal Occupation(s) During the Past Five Years:	Certified Public Accountant with the firm of Ross, Kerby & Associates, P.C., McKinney, Texas, since 1998.
Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director:	1
Other Directorships Held by Director or Nominee for Director During the Past Five Years:	None

Name, Address and Age:	Henry Reizes 1819 South Dobson Road, Suite 114, Mesa, AZ 85202 58 years old
Position(s) Held with the Fund:	None
Term of Office and Length of Time Served:	Indefinite Mr. Reizes is standing for election for the first time.
Principal Occupation(s) During the Past Five Years:	Retired. Mr. Reizes served as a Detention Supervisor, Detention Officer with the City of Tempe, Arizona Police Department from 1977 to 2009.
Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director:	1
Other Directorships Held by Director or Nominee for Director During the Past Five Years:	None

Name, Address and Age:	David I. Goode 1819 South Dobson Road, Suite 114, Mesa, AZ 85202 54 years old
Position(s) Held with the Fund:	None
Term of Office and Length of Time Served:	Indefinite Mr. Goode is standing for election for the first time.
Principal Occupation(s) During the Past Five Years:
Manager, SAGS, LLC Restaurant, Chandler, AZ (12/09 - Present);  Insurance Agent, Liberty Mutual Insurance, Phoenix, AZ (03/06 - 04/08);  Customer Service Manager, Qwest Communications, Phoenix, AZ (10/98 - 01/08).

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director:	1
Other Directorships Held by Director or Nominee for Director During the Past Five Years:	None

Information concerning the current Directors:
Name, Address and Age:	Barry Ziskin * 1819 S. Dobson Road, Suite 114, Mesa, AZ 85202 58 years old
Position(s) Held with the Fund:	President and Treasurer
Term of Office and Length of Time Served:	Director since September 1983; President since January 1986 and Treasurer since 1999
Principal Occupation(s) During the Past Five Years:	President, Ziskin Asset Management, Inc. (1975-present); President, TOP Fund Management, Inc. (1983-present) Mesa, AZ
Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director:	1
Other Directorships Held by Director or Nominee for Director During the Past Five Years:	None

Name, Address and Age:	Rochelle Ziskin * 4206 W. 74th Street, Prairie Village, KS 66208 56 years old
Position(s) Held with the Fund:	Director
Term of Office and Length of Time Served:	Director since April 1985
Principal Occupation(s) During the Past Five Years:	Associate Professor (2000-present) University of Missouri, Kansas City, MO

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director:	1
Other Directorships Held by Director or Nominee for Director During the Past Five Years:	None
* considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act and/or affiliated with the investment adviser

Additional Information about the Directors/Director Nominees

The Fund's Board of Directors believes that each Director’s/Director nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors/Director nominees lead to the conclusion that the Directors/Director nominees possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Director/Director nominees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Directors, support this conclusion.  The Board has also considered the contributions that each Director/Director nominee can make to the Board and the Fund.

As described in the table above, the Directors and Director nominees possess the experience and skills to provide them a basis of acquiring knowledge of the business and operation of the Fund.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Director/Director nominee:  Barry Ziskin, executive experience in investment advisory services with over 30 years of experience in the industry as well as extensive experience serving on a mutual fund Board; Rochelle Ziskin, executive experience in universities and institutions of higher learning as well as over 20 years of experience serving on a mutual fund board; Janie G. Hueston, executive experience in accounting for domestic businesses; Henry Reizes, executive experience in municipalities and general business operations with over 30 years of experience in the public sector; David I. Goode, executive experience in marketing, sales and communication operations of domestic businesses.  References to the experience, qualifications, attributes or skills of the Directors/Director nominees are pursuant to requirements of the Securities and Exchange Commission and do not constitute holding out of the Board or any Director/Director nominee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such Director/Director nominee or on the Board by reason thereof.

Why are Directors Being Elected at the Present Time?

Effective May 14, 2010, Lydia Moore, Jeffrey Shuster, William F. Poppe and Anthony Hertl, each an Independent Director of the Fund at such date, resigned as Directors of the Fund.   On June 22, 2010, Mr. Barry Ziskin and Ms. Rochelle Ziskin, the remaining Directors, appointed Ms. Janie Hueston as an Independent Director.  Ms. Hueston then nominated Mr. Reizes and Mr. Goode to serve on the Board, subject to shareholder approval.

If the Fund’s shareholders approve this proposal, the Board will be composed of two “interested” Directors and three independent Directors.  Accordingly, 60% of the Board will be composed of independent Directors.

How Long Do Directors Serve on the Board?

Directors may serve on the Board until their successors are elected and qualified at a meeting of the Fund’s shareholders.  Because the Fund generally is not required to call periodic shareholder meetings, the Directors may serve for an indefinite period of time.  A Director may retire or resign at any time, and a Director may be removed from office at any time by a majority vote of the then sitting Directors or by shareholders of the Fund to the extent provided by the 1940 Act.

What are the Board’s Responsibilities?

The Board is responsible for the general management and oversight of the Fund’s business affairs and for assuring that the Fund is managed according to its investment policies and restrictions and in accordance with federal and state laws and regulations, for the benefit of and in the best interests of the shareholders.  The Board may elect one of its members to serve as Chair and annually elects the officers of the Fund to manage the day-to-day operations of the Fund.  Provided the shareholders elect the nominees for directors as directors of the Fund, the Board will appoint an independent Chair of the Board.

The Board monitors the performance of the Fund and the quality of services provided to the Fund by the Fund’s various service providers.  At least annually, the Board reviews the performance of the investment managers of the Fund, decides whether to renew their contracts or replace them, and reviews the fees paid by the Fund for, and the quality of, all the services provided to the Fund.

The Board represents the shareholders, and the Board is responsible for discussing with and guiding senior management of the Fund in correcting any deficiencies found by the Board with respect to the Fund, monitoring potential conflicts that may arise between the Fund and affiliated parties to make sure that the shareholders’ best interests are served, and generally supervising the affairs of the Fund so as to maximize value to the shareholders.  Shareholders who wish to submit written communications to the Board should send their communications to 8730 Stony Point Parkway, Suite 205, Richmond, VA  23235.  Any such communication received will be reviewed by the Board at its next regularly scheduled meeting.

What are the Board’s Standing Committees?

The Board currently has one committee, the Audit Committee, composed of the Fund’s independent Directors.  The functions of the Audit Committee are to meet with the Fund's independent accountants to review the scope and findings of the annual audit, discuss the Fund's accounting policies, discuss any recommendations of the independent accountants with respect to the Fund's management practices, review the impact of changes in accounting standards on the Fund's financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board.  The Audit Committee meets at least annually and met two (2) times during the Fund’s last fiscal year.

Because of the Board’s historically small size, it has chosen not to have a nominating committee and each Director participates in the identification, consideration, and evaluation of any Director candidate as the need arises.  The Board did not meet during the last fiscal year to consider candidates for the Board.  The Board will consider candidates recommended by shareholders of the Fund.  A shareholder can make such a recommendation to the Board by calling 1-800-651-8228 or writing to 8730 Stony Point Parkway, Suite 205, Richmond, VA  23235.

How Does the Board of Directors Oversee Risk?

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Fund is the Board’s oversight of the risk management of the Fund’s investment programs and business affairs.  The Fund is subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Fund, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Fund, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Fund and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through the Audit Committee.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board of Directors requires management of the Adviser and the Fund, including the Fund’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the Audit Committee receive regular reports from the Fund’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Directors meet separately with the Fund’s CCO outside the presence of management to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Fund’s CCO regarding the operation of the compliance policies and procedures of the Fund and its primary service providers.  The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including its investment performance, as well as reports regarding the valuation of the Fund’s securities.  In addition, in its annual review of the Fund’s advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the Fund and the effectiveness of its structure.

The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes, procedures and controls to eliminate or mitigate every occurrence or effect.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

How Often Does the Board Meet?

The Board typically meets at least four times a year to review the operations of the Fund.  During the Fund’s last fiscal year, the Board met four (4) times.

Are the Directors and Officers of the Fund Paid for Their Services to the Fund?

Officers are not paid for their services to the Fund.  However, they may receive compensation for their roles with an affiliate by such affiliate, but such compensation is unrelated to the person’s service as an officer or Director to the Fund.

Each Director will be compensated for his or her services according to a fee schedule adopted by the Board of Directors.

The table below sets forth the amount of compensation the current Directors received from the Fund during the fiscal year ended December 31, 2009.  Currently, the Fund does not have a bonus, profit sharing, pension or retirement plan:

Name of Curent Director	Aggregate Compensation from the Fund
Barry Ziskin	$0
Rochelle Ziskin	$3,000

Do the Directors/Director Nominees Own Fund Shares?

The following table sets forth the aggregate dollar range of equity securities beneficially owned of the Fund by the Directors/Director Nominees as of June 25, 2010:

Amount Invested Key

  A.  None

  B.  $1-$10,000

  C.  $10,001-$50,000

  D.  $50,001-$100,000

  E.  over $100,000

Name of Director/Diretor Nominee	Dollar Range of Fund Shares Owned*
Independent Director/Director Nominee:
Janie G. Hueston	C.
Henry Reizes	A.
David I. Goode	A.
Interested Director:
Barry Ziskin	E.
Rochelle Ziskin	D.

* Fund complex consists of only one series.

How Should I Vote on the Proposal?

The Fund’s current Directors recommend that you vote “For All” of the nominees.

OTHER INFORMATION

OFFICERS OF THE FUND*

Name, Address and Age:	Barry Ziskin 1819 S. Dobson Road, Suite 114, Mesa, AZ 85202 58 years old
Position(s) Held with the Fund:	President and Treasurer
Term of Office and Length of Time Served:	Director since September 1983; President since January 1986 and Treasurer since 1999
Principal Occupation(s) During the Past Five Years:	President, Ziskin Asset Management, Inc. (1975-present); President, TOP Fund Management, Inc. (1983-present) Mesa, AZ

Name, Address and Age:	Lauren Jones 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 28 years old
Position(s) Held with the Fund:	Secretary
Term of Office and Length of Time Served:	Indefinite Since December 2009
Principal Occupation(s) During the Past Five Years:	Relationship Manager, Commonwealth Shareholder Services, Inc. since 2006 Account Manager, Insider NYC, an Event Planning firm, from 2004 to 2005.

Name, Address and Age:	David D. Jones 395 Sawdust Road, 3 2137, The Woodlands, TX 77380 52 years old
Position(s) Held with the Fund:	Chief Compliance Officer
Term of Office and Length of Time Served:	Indefinite Since July, 2007
Principal Occupation(s) During the Past Five Years:
Managing Member, Drake Compliance, LLC, a regulatory consulting firm, since 2004.  Principal Attorney, David Jones & Assoc., P.C., a law firm, since 1998. B.A. In Economics from the university of Texas at Austin- 1983.  Juris Doctorate(cum laude) from St. Mary's Law School-1994.

SERVICE PROVIDERS

Commonwealth Shareholder Services, Inc. serves as the Fund's administrator.  Commonwealth Fund Services, Inc. serves as the Fund's transfer agent.  First Dominion Capital Corp. serves as the Fund's distributor and principal underwriter.  Each is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Top Fund Management, Inc., 1819 South Dobson road, Suite 114, Mesa, AZ, is the investment adviser (“Adviser”) to the Z-Seven Fund, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee recommended and the Board approved Cohen Fund Audit Services, Ltd. ("Cohen") as the Fund's independent registered public accounting firm. Cohen has informed the Fund that it has no material direct or indirect financial interest in the Fund. Representatives of Cohen are not expected to be present at the Special Meeting and will not have an opportunity to make a statement, but will be available should questions arise.

Audit Fees.  The aggregate fees billed for professional services rendered by Cohen for the audit of the Fund's annual financial statements and services normally provided by Cohen in connection with the statutory and regulatory filings or engagements for the fiscal years ended December 31, 2008 and 2009 were $25,000 and $25,000, respectively.

Audit-Related Fees.  Cohen did not bill the Fund for any assurance or other services related to the performance of the audit of the Fund's financial statements, other than those reported under "Audit Fees" above, during the Fund's two most recently completed fiscal years.

Tax Fees.  The aggregate fees billed for tax services rendered by Cohen for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2008 and 2009 were $5,325 and $1,250, respectively.

All Other Fees.  Cohen did not bill the Fund for other products and services, other than the services reported above, for the Fund's two most recently completed fiscal years.

Aggregate Non-Audit Fees.  There were no non-audit fees billed by Cohen for the last two fiscal years.

Audit Committee Pre-Approval Policies and Procedures.  As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures.  As a result, all services provided by Cohen must be directly pre-approved by the Audit Committee.

PRINCIPAL HOLDERS AND OWNERSHIP BY MANAGEMENT

To the knowledge of the Fund's management, before the close of business on June 25, 2010, the following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund and shares owned by each officer of the Fund:

NAME & ADDRESS	NUMBER OF SHARES HELD	PERCENTAGE OF FUND	TYPE OF OWNERSHIP
5% Shareholders:
TD Ameritrade Inc.* For the exclusive benefit of our clients PO Box 2226 Omaha, NE 68103-2226	102,304	38.82%	Beneficial
Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	38,514	14.61%	Beneficial
Ziskin Asset Management, Inc.* Profit Sharing Plan & Trust 1819 South Dobson Road, Suite 114 Mesa, AZ 85202	37,676	14.30%	Beneficial
Merrill Lynch Pierce Fenner & Smith For the sole benefit of its clients 4800 Deerlake Drive East Jacksonville, FL 32246	24,572	9.32%	Beneficial
Officers:
Barry Ziskin* President and Treasurer 1819 S. Dobson Road, Suite 114, Mesa, AZ 85202	142,240	53.97%	Direct

* With the exception of Barry Ziskin, President and Treasurer, whose ownership is disclosed in the above table, as of June 25, 2010, the officers, as a group, owned no outstanding shares of the Fund.  Mr. Ziskin’s shares held include his beneficial ownership of the TD Ameritrade Inc. shares.  Also, Mr. Ziskin is the Plan Trustee to the Ziskin Asset Management Inc. Profit Sharing Plan and Trust.

PROPOSAL OF SHAREHOLDERS

As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Fund for inclusion in a future proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

The Fund is not aware of any matters that will be presented for action at the meeting other than the matter set forth herein.  Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.   NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Z-Seven Fund, Inc.
Proxy for Special Meeting of Shareholders of Z-Seven Fund, Inc. Solicited on Behalf of the Board of Directors of Z-Seven Fund, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 10, 2010.  The Notice of Special Meeting and Proxy Statement is Available at www.ccofva.com.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Fund.  These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint David D. Jones and Karen M. Shupe, and each, or either, of them, as proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held August 10, 2010, and at any adjournments or postponements thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "For All" on the sole proposal set forth on this proxy.  This proxy is solicited by the Board of Fund which recommends a vote "For All" on the proposal.

Z-Seven Fund, Inc.
Proxy for Special Meeting of Shareholders of Z-Seven Fund, Inc. Solicited on Behalf of the Board of Directors of Z-Seven Fund, Inc.

PROPOSAL:	ELECT THE FOLLOWING PERSONS TO SERVE AS Directors of Z-Seven Fund, Inc.

(1)  Janie G. Hueston;   (2)  Henry Reizes;   (3)  David I. Goode

All Shareholders of All Funds:

For All                                                      For All Except                                                                Withhold All

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To withhold authority to vote on any individual nominee(s), please print the number(s) of the nominee(s) on the line above.

PLEASE VOTE TODAY!

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Signature                                                      Date                                          Signature                                                      Date

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot.  Then sign, date and return your ballot in the accompanying postage-paid envelope or by fax to 804-330-5809. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, Fund or estate, please indicate your title or position.

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